united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, Inc.           225 Pictoria Drive, Suite 450           Cincinnati, OH

(Address of principal executive offices) (Zip code)

Zachary P. Richmond
Ultimus Asset Services, Inc.
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	11/30

Date of reporting period:	11/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Auer Growth Fund

Annual Report

November 30, 2018

Fund Adviser:

SBAuer Funds, LLC
8801 River Crossing Blvd, Suite 100
Indianapolis, IN 46240
Toll Free (888) 711-AUER (2837)
www.auergrowthfund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (888) 711-2837. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

MANAGEMENT’S DISCUSSION OF FUND
PERFORMANCE - (Unaudited)

December 24th, 2018
Dear Shareholder of the Auer Growth Fund,

As of tonight the S&P 500 has officially slipped into a bear market. That being defined as a 20% decline from the highs of the S&P 500. After a very successful 2017, which saw the Auer Growth Fund (the “Fund”) listed in the Wall Street Journal as the number one small cap core fund for last year out of 1021 funds, the Fund gave back most of that gain as the market pullback picked up momentum.

The Fund’s fiscal year runs December 1st through November 30th, and for this period the Fund had a return of -11.70%. The share price started at $8.89 and ended at $7.85. The S&P 500 returned 6.3%, and the Russell 2000 returned 0.6% during this same 12 month period ending November 30, 2018. The Fund ended the fiscal year with $25.8 million of assets under management, invested in 93 positions, and 3.4% cash.

The strategy of the Fund is the same my family has used for 20 years before the Fund launch, and has stayed the same for the 10 plus years of the Fund. It is highly disciplined and does not market time, or try to move capital around to the asset class in favor. For a stock to be included in the portfolio it must report a 25% increase in earnings per share for the most recent quarter versus a year ago. For any issue that isn’t a bank, which is most issues, it must also report a 20% increase in revenue for the quarter year over year. These are very tough hurdles to climb. At the same time, the stock needs to be below 12 times earnings currently or projected. Once in the portfolio the position is held as long as the growth rate meets the same criteria each quarter or until the stock doubles, at which point it is sold. The Fund did realize 10 such doubles during the fiscal year.

While doubles are our upside goal, we fell short when it came to overall performance. Our exposure to Energy stocks, one of the sectors that helped us so much in 2017, became one of the prime movers behind the decline in the value of the portfolio at the end of 2018. Last year was a challenging year for the Fund. We have lagged behind the S&P 500 by a considerable amount. We believe this was primarily driven by the relative underperformance of small cap stocks in the 4th quarter of 2018. Almost 60% of the Fund’s portfolio is invested in Small or Micro Cap stocks. When we look at the S&P 500 we are looking at the 500 largest companies in the world. Traditionally large companies are better positioned to weather the economic turbulence we have seen over the last year. Small companies, with fewer resources, tend to be more affected by the uncertainty we have seen. We do not specifically target small companies, but

1

MANAGEMENT’S DISCUSSION OF FUND
PERFORMANCE - (Unaudited) (continued)

they do tend to share the value pricing with growth oriented balance sheets we look for. When the rebound from 2018 happens we believe small companies, like the ones we hold, will lead the way.

As we head into 2019 there is much uncertainty, the main being the global economy given the tariff dispute with China. Next is the effect of the Federal Reserve interest rate hikes and how many more, if any, are ahead that could pressure stocks and bonds as well. Lastly is political divide. As I write this the government is in partial shutdown. I feel the trade situation with China will be resolved in early 2019, giving the market a new leg up. The economy is still growing, and the market has priced a recession, which I do not believe will be coming in 2019. Checking the market stats tonight, December 24th of 2018, revealed 1256 new 52 week lows, and only 2 new 52 week highs. That statistic alone tells me the selling has been overly brutal. Investors may look back and see that now the DJIA is down over 5,000 points from its high, this could be a rare buying opportunity.

In spite of the tough current conditions I am also very optimistic for the Fund’s future. Our strategy has been out of favor for a decade. I’ve had people ask if buying low price to earnings stocks will ever work again. Besides having low p/e’s, our companies usually have very good price-to-book values as well, which has actually been one of the poorest strategies since 2008. I believe the main reason was for almost 8 years of our Fund’s existence interest rates have been practically zero. This has caused capital to be pushed into slow growing dividend stocks, and extremely high p/e stocks. We have also seen over-crowding into indexed products and ETF, products making it look like individual stock selection is a sucker’s game. I am hopeful that this pullback is actually a healthy start, which sees our strategy do much better in the future relative to passive investing.

Bob Auer
Senior Portfolio Manager

2

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (For the periods ended November 30, 2018)
	1 Year	5 Year	10 Year
Auer Growth Fund	-11.70%	-1.13%	5.61%
S&P 500® Index**	6.27%	11.12%	14.32%

Total annual operating expenses, as disclosed in the Auer Growth Fund (the "Fund") prospectus dated March 30, 2018, were 2.32% of average daily net assets. Additional information pertaining to the Fund's expense ratios as of November 30, 2018 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index (the “Index”) is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-888-711-2837.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

The chart above assumes an initial investment of $10,000 made on November 30, 2008 and held through November 30, 2018. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Fund is long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that SBAuer Funds, LLC (the “Adviser”) believes present the most favorable potential for capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

5

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS

November 30, 2018

COMMON STOCKS – 96.57%	Shares	Fair Value
Consumer Discretionary – 8.21%
Century Communities, Inc.(a)	20,000	$411,400
Green Brick Partners, Inc.(a)	32,000	265,600
Lennar Corporation, Class A	3,000	128,190
M/I Homes, Inc.(a)	24,000	564,960
PulteGroup, Inc.	10,000	265,200
Toll Brothers, Inc.	4,500	148,365
William Lyon Homes, Class A(a)	27,000	335,610
		2,119,325
Consumer Staples – 0.60%
Natural Alternatives International, Inc.(a)	15,500	155,620

Energy – 17.12%
Bonanza Creek Energy, Inc.(a)	9,000	238,770
BP plc - ADR	6,300	254,205
Callon Petroleum Company(a)	57,000	487,350
Carrizo Oil & Gas, Inc.(a)	13,500	230,985
Cimarex Energy Company	6,500	532,870
CVR Energy, Inc.	8,000	301,920
Denbury Resources, Inc.(a)	36,000	81,360
Encana Corporation	15,300	102,816
Gran Tierra Energy, Inc.(a)	95,000	253,650
HollyFrontier Corporation	2,300	143,681
Imperial Oil Ltd.	4,200	125,328
Laredo Petroleum, Inc.(a)	31,500	137,655
Mammoth Energy Services, Inc.	5,700	143,412
ProPetro Holding Corporation(a)	5,000	81,100
Select Energy Services, Inc., Class A(a)	27,000	261,360
Smart Sand, Inc.(a)	48,300	157,458
Solaris Oilfield Infrastructure, Inc.(a)	19,500	256,035
SRC Energy, Inc.(a)	32,500	187,525
VAALCO Energy, Inc.(a)	195,000	317,850
Whiting Petroleum Corporation(a)	4,000	121,080
		4,416,410

See accompanying notes which are an integral part of these financial statements.

6

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2018

COMMON STOCKS – 96.57% – continued	Shares	Fair Value
Financials – 33.52%
ACNB Corporation	5,500	$198,495
American National Insurance Company	2,100	267,981
AmeriServ Financial, Inc.	40,000	171,600
Banco Bilbao Vizcaya Argentaria S.A. - ADR	23,000	130,180
Bank of America Corporation	10,000	284,000
BankUnited, Inc.	4,000	138,160
Barclays plc - ADR	58,000	479,660
C&F Financial Corporation	2,700	141,966
Cowen, Inc., Class A(a)	40,000	636,400
Enova International, Inc.(a)	11,000	243,540
FCB Financial Holdings, Inc., Class A(a)	6,700	265,588
First Bank/Hamilton NJ	11,500	137,540
First Financial Northwest, Inc.	9,000	136,980
Hancock Whitney Corporation	6,300	253,386
Independent Bank Group, Inc.	9,000	514,980
INTL FCStone, Inc.(a)	5,700	222,072
KeyCorp	7,300	133,882
KKR & Company, Inc., Class A	11,300	258,996
NMI Holdings, Inc., Class A(a)	10,000	195,400
Orrstown Financial Services, Inc.	5,600	115,472
PNC Financial Services Group, Inc. (The)	2,100	285,138
Select Bancorp, Inc.(a)	10,500	132,720
Signature Bank	5,400	665,982
SLM Corporation(a)	13,200	135,564
Sterling Bancorp	29,000	559,700
SunTrust Banks, Inc.	4,300	269,567
Synchrony Financial	9,500	246,810
Synovus Financial Corporation	7,000	264,670
TCF Financial Corporation	6,300	141,687
Texas Capital Bancshares, Inc.(a)	4,000	238,640
Virtus Investment Partners, Inc.	2,600	247,000
Zions Bancorporation	11,000	535,260
		8,649,016

See accompanying notes which are an integral part of these financial statements.

7

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2018

COMMON STOCKS – 96.57% – continued	Shares	Fair Value
Health Care – 4.42%
Corcept Therapeutics, Inc.(a)	48,000	$668,640
Exelixis, Inc.(a)	16,000	324,960
Pro-Dex, Inc.(a)	10,000	146,000
		1,139,600
Industrials – 12.20%
Atlas Air Worldwide Holdings, Inc.(a)	9,200	489,900
CAI International, Inc.(a)	29,000	710,790
Covenant Transportation Group, Inc., Class A(a)	10,000	227,800
DMC Global, Inc.	3,500	127,400
Great Lakes Dredge & Dock Corporation(a)	18,500	137,085
H&E Equipment Services, Inc.	4,400	97,460
Hurco Companies, Inc.	3,300	126,093
Knight-Swift Transportation Holdings, Inc.	9,500	329,270
L.B. Foster Company, Class A(a)	6,200	119,970
Seaspan Corporation	15,000	142,650
Spirit Airlines, Inc.(a)	10,000	641,200
		3,149,618
Information Technology – 5.00%
AVX Corporation	16,000	263,840
Micron Technology, Inc.(a)	6,000	231,360
Optical Cable Corporation(a)	47,000	209,620
RF Industries Ltd.	19,000	165,870
SMART Global Holdings, Inc.(a)	9,300	318,897
Technical Communications Corporation(a)	29,000	100,630
		1,290,217
Materials – 14.80%
Commercial Metals Company	14,000	269,780
Ferroglobe plc	31,500	69,615
Methanex Corporation	4,500	249,480
Nucor Corporation	4,600	277,886
Olympic Steel, Inc.	29,000	532,440
Ramaco Resources, Inc.(a)	40,000	212,000
Rayonier Advanced Materials, Inc.	32,000	472,000
Reliance Steel & Aluminum Company	7,000	563,150
Schnitzer Steel Industries, Inc., Class A	20,000	560,200

See accompanying notes which are an integral part of these financial statements.

8

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2018

COMMON STOCKS – 96.57% – continued	Shares	Fair Value
Materials – 14.80% – continued
Steel Dynamics, Inc.	6,500	$228,800
TimkenSteel Corporation(a)	23,000	253,920
Universal Stainless & Alloy Products, Inc.(a)	6,700	131,119
		3,820,390
Real Estate – 0.70%
Jernigan Capital, Inc.	8,500	181,730

Total Common Stocks (Cost $27,674,748)		24,921,926

MONEY MARKET FUNDS – 3.58%
Fidelity Investments Money Market Government Portfolio, Class I, 2.10%(b)	923,660	923,660
Total Money Market Funds (Cost $923,660)		923,660
Total Investments – 100.15% (Cost $28,598,408)		25,845,586
Liabilities in Excess of Other Assets – (0.15)%		(38,734)
NET ASSETS – 100.00%		$25,806,852

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2018.

ADR - American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

9

AUER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

November 30, 2018

Assets
Investments in securities at fair value (cost $28,598,408)	$25,845,586
Dividends receivable	18,815
Tax reclaims receivable	688
Prepaid expenses	1,447
Total Assets	25,866,536
Liabilities
Payable to Adviser	32,286
Payable to Administrator	6,558
Other accrued expenses	20,840
Total Liabilities	59,684
Net Assets	$25,806,852
Net Assets consist of:
Paid-in capital	$35,243,739
Accumulated earnings (deficit)	(9,436,887)
Net Assets	$25,806,852
Shares outstanding (unlimited number of shares authorized, no par value)	3,286,227
Net asset value ("NAV"), offering and redemption price per share(a)	$7.85

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

10

AUER GROWTH FUND
STATEMENT OF OPERATIONS

For the year ended November 30, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $9,829)	$435,113
Total investment income	435,113
Expenses
Adviser	460,859
Fund accounting	32,415
Administration	29,107
Registration	24,121
Legal	18,918
Audit and tax preparation	18,500
Transfer agent	18,381
Trustee	12,000
Chief Compliance Officer	8,500
Report printing	9,503
Custodian	6,789
Insurance	4,246
Pricing	2,052
Miscellaneous	15,724
Total expenses	661,115
Net investment income (loss)	(226,002)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	3,622,868
Net realized gain on foreign currency translations	112
Net change in unrealized appreciation/depreciation of investment securities	(6,764,203)
Net realized and change in unrealized loss on investments	(3,141,223)
Net decrease in net assets resulting from operations	$(3,367,225)

See accompanying notes which are an integral part of these financial statements.

11

AUER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(226,002)	$24,103
Net realized gain on investment securities and foreign currency translations	3,622,980	5,819,897
Net change in unrealized appreciation/depreciation of investment securities	(6,764,203)	1,403,877
Net increase (decrease) in net assets resulting from operations	(3,367,225)	7,247,877
Capital Transactions
Proceeds from shares sold	480,252	437,504
Proceeds from redemption fees(b)	658	21
Amount paid for shares redeemed	(2,329,760)	(1,833,600)
Net decrease in net assets resulting from capital transactions	(1,848,850)	(1,396,075)
Total Increase (Decrease) in Net Assets	(5,216,075)	5,851,802
Net Assets
Beginning of year	31,022,927	25,171,125
End of year	$25,806,852	$31,022,927
Share Transactions
Shares sold	52,397	51,382
Shares redeemed	(257,379)	(240,490)
Net decrease in shares outstanding	(204,982)	(189,108)

(a)	As of November 30, 2017, accumulated net investment loss was $(254,718).
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

12

AUER GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	Fiscal Year Ended November 30,
	2018	2017	2016	2015	2014
Selected Per Share Data:
Net asset value, beginning of year	$8.89	$6.84	$6.93	$7.77	$8.31
Income from investment operations:
Net investment income (loss)	(0.07)	— (a)	(0.11)	(0.20)	(0.12)
Net realized and unrealized gain (loss)	(0.97)	2.05	0.02 (b)	(0.64)	(0.42)
Total from investment operations	(1.04)	2.05	(0.09)	(0.84)	(0.54)
Paid in capital from redemption fees	— (a)	— (a)	— (a)	—	— (a)
Net asset value, end of year	$7.85	$8.89	$6.84	$6.93	$7.77
Total Return (c)	(11.70)%	29.97%	(1.30)%	(10.81)%	(6.50)%
Ratios and Supplemental Data:
Net assets, end of year (000)	$25,807	$31,023	$25,171	$34,760	$66,210
Ratio of net expenses to average net assets	2.15%	2.29%	2.44%	1.98%	1.88%
Ratio of net investment income (loss) to average net assets	(0.74)%	0.09%	(1.07)%	(0.75)%	(1.24)%
Portfolio turnover rate	172%	191%	175%	138%	140%

(a)	Resulted in less than $0.005 per share.
(b)

Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

13

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

14

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations, when required. During the fiscal year ended November 30, 2018, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

15

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from the ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended November 30, 2018, the Fund made the following reclassifications to increase/(decrease) the components of net assets, which were due primarily to the reclassification of net operating losses:

Paid-in Capital	Accumulated Earnings (Deficit)
$(381,589)	$381,589

16

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE
MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

17

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE
MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value per share (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

18

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE
MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks*	$24,921,926	$—	$—	$24,921,926
Money Market Funds	923,660	—	—	923,660
Total	$25,845,586	$—	$—	$25,845,586

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2018, the Adviser earned a fee of $460,859 from the Fund. At November 30, 2018, the Fund owed the Adviser $32,286 for advisory services.

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended November 30, 2018, the Administrator earned fees of $29,107 for administration services, $18,381 for transfer agent services, and $32,415 for fund accounting services. At November 30, 2018 the Fund owed the Administrator $6,558 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation

19

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

of $1,850 per Fund from the Trust, except that the Independent Chairman of the Board and the Chairman of the Audit & Governance and Pricing, and the Valuation & Liquidity Committees each receives annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”). Under the Plan, the Fund can pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time upon 60 days notice to shareholders.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2018, purchases and sales of investment securities, other than short-term investments were $51,446,086 and $53,400,536.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2018.

20

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2018, Bryan Auer and Janet Auer, who are married, owned 76.49% of the Fund. As a result, Bryan and Janet Auer each may be deemed to control the Fund. Bryan Auer is an affiliate of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2018, the unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$756,247
Gross unrealized depreciation	(3,503,900)
Net unrealized depreciation on investments	$(2,747,653)

As of November 30, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and REIT related adjustments.

At November 30, 2018, the aggregate cost of securities for federal income tax purposes, was $28,593,239.

At November 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(6,689,234)
Unrealized appreciation	(2,747,653)
$(9,436,887)

As of November 30, 2018, the Fund had short-term and long-term capital loss carryforwards of $984,163 and $5,450,193, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the fiscal year ended November 30, 2018, the Fund utilized capital loss carryforwards of $3,752,063.

21

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 7. FEDERAL TAX INFORMATION – continued

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the flowing fiscal year for tax purposes. For the year ended November 30, 2018, the Fund deferred $254,878 of late year ordinary losses.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2018, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Auer Growth Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting

23

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM – (continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 28, 2019

24

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at June 1, 2018 and held through November 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Actual	$1,000.00	$816.00	$9.86	2.17%
Hypothetical **	$1,000.00	$1,014.20	$10.94	2.17%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

25

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

26

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing, Valuation & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Chairman of the Audit & Governance Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

27

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).

28

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

29

ADVISER RENEWAL AGREEMENT (Unaudited)

The Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, SBAuer Funds, LLC (“Auer”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Committee convened on August 14, 2018 via teleconference to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Auer. At the Trustees’ quarterly meeting held in August 2018, the Committee and the Board interviewed certain executives of Auer, including Auer’s Portfolio Manager and Operations Manager, its Chief Compliance Officer, and its Senior Portfolio Manager. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Auer (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Auer for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Auer provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Auer’s portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Auer who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Auer to the Fund.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2018. The Trustees observed that the Fund had outperformed its benchmark, the S&P 500 Index, for the one-year period and was nearly equal to its benchmark for the year-to-date period, though

30

ADVISER RENEWAL AGREEMENT (Unaudited)(continued)

it had underperformed over the three-, five-, and ten-year periods, trailing by the least amount over the three-year period. The Trustees noted that the Fund had outperformed the average return of its Morningstar Small Blend Category over the one-year period, though it had underperformed over the year-to-date, three-, five- and ten-year periods. Because the Fund does not currently compare well in market capitalization or style to either its benchmark or its category, the Trustees considered the Fund’s performance as compared to the Russell 2000 Value Index and the Russell Microcap Value Index, and noted that the Fund outperformed both indices for the one-year period but underperformed both indices for all other periods. The Trustees recognized Auer’s commitment to its investment philosophy and considered Auer’s explanation that its longer-term underperformance was primarily due to the quantitative, earnings momentum style, which is highly dependent on strong economic trends that had been lacking until recently. They noted in particular that the Fund had been first in its Morningstar category in 2017, commenting that the Fund historically has tended to be either a first quartile or fourth quartile performer.

(iii)

Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds, which indicated that the Fund’s management fee is higher than the average and median for funds of comparable size in the Fund’s Morningstar category. The Trustees indicated that they agreed with Auer that the extensive work done by Auer in manually reviewing and evaluating earnings reports as part of its investment process provides support for a higher than average management fee. The Trustees also considered a profitability analysis prepared by Auer for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Auer is not earning a profit as a result of managing the Fund. The Trustees considered other potential benefits that Auer may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, and noted Auer’s representation that it does not enter into soft dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Auer’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Auer’s services to the Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Auer will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Auer’s lack of profitability in managing the Fund, it does not appear that Auer is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

31

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (888) 711-2837 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

SBAuer Funds, LLC

8801 River Crossing Blvd, Suite 100

Indianapolis, IN 46240

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

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PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Symons Value
Institutional Fund

Annual Report

November 30, 2018

Fund Adviser:

Symons Capital Management, Inc.
650 Washington Road, Suite 800
Pittsburgh, PA 15228
Toll Free (877) 679-6667
www.symonsfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (877) 679-6667. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

SYMONS VALUE INSTITUTIONAL FUND MARKET DISCUSSION AND OUTLOOK

Thank you to our shareholders for your continued support and loyalty during the past year and since the inception of the Symons Value Institutional Fund (SAVIX). We consistently strive to achieve favorable protection-focused long-term returns and to provide you with excellent service and accessibility. We invite you to visit our website at www.symonsfunds.com to learn more about our firm, investment philosophy and process.

For the fiscal year ended November 30, 2018, the Symons® Value Institutional Fund’s (SAVIX) one-year return was 2.35% versus the S&P 500 Index’s return of 6.27%. The commentary below provides additional insight into our investment research and portfolio management thought process.

2018 REVIEW AND THE BIG PICTURE

How does Symons Capital Management, Inc. go about its intellectually independent research work, as we look for the best risk-adjusted opportunities in order to build durable, not temporary, wealth? We read, think and build considered judgments about future economic, market and individual stock probabilities. We use discipline and patience as we follow our developed path to the goal of building durable wealth through differentiated risk management. This means our portfolios are different from the market, and so they can both underperform and outperform the market at times. We steer portfolios away from risks we see on the horizon, even if we are not expecting those risks to come tomorrow. We currently don’t have a downturn, but we do think a sector rotation is occurring. Because almost no one else is preparing for either risk event, it matters that we are. As we have discussed before in different ways, much of our risk management judgments are based on a basic knowledge of human nature — investors are most confident after a long stretch of smooth sailing, and that is when the odds of something going wrong are highest. As long as human beings are involved in financial markets, notable differences between rational prices and herd-like behavior will occur. It is our job to steer portfolios through the resulting risks and opportunities.

Big market events matter greatly when you are trying to build durable wealth. Twenty years ago, in August-September 1998, we had a financial crisis when Russia defaulted on its bonds and devalued its currency, which caused massive losses and the Federal Reserve/Wall Street bailout of Long-Term Capital Management L.P. In March 2000, we had a market crisis when the dotcom bubble burst, again causing massive losses. In September 2008, we had a financial/market crisis when the subprime lending bubble burst, causing massive losses of what, once again, turned out to be temporary wealth. In every case, the “unexpected” financial/market crisis had been brewing for years, but few investors paid attention. Investors had ample time to change risky portfolio positions, but they didn’t. Most investors didn’t want to miss out, and were confident they could get out when the market started to reverse, but they didn’t. After each of these big market events there were bargains galore for those who had managed risk and built durable wealth.

What has happened before will happen again. Simple behavioral biases will inhibit investors from taking sensible risk management actions almost every time. Are markets again telling us that another big event is on the horizon? No one knows, but the warning signs are there: high U.S. stock and bond valuations, both of which suggest below average future market returns; huge consumer, corporate and government debt burdens; weak or no growth of consumer disposable income; trade/tariff tensions; economic problems becoming evident around the world — China, Italy, Turkey, Argentina, Indonesia, and others. Should these real-world concerns be ignored until something actually happens, or should they be factored in as part of sensible risk management? The question is not whether to take an all-or-nothing approach, but whether to adjust portfolios to limit the possibilities of downside risk, rather than waiting until reality catches up before trying to take action.

In general, it is hard to know whether the market will respond to a problem before, during, or after it becomes evident. Thus, when we see a problem on the horizon we’re comfortable with being earlier than most in addressing it. For instance, in this go-around it seems likely to us that economic and stock valuation problems may begin to appear in the immediate future, but to some extent that was beginning to get priced in during the summer as we started to see some sector rotation.

While many investors at this point may not feel optimistic, they continue to choose to take optimistic-type actions due to their fear of “missing out.” Even though the stocks that have won in the recent past (Facebook, Apple, Amazon, Netflix, Google, or “FAANG”) are unlikely to be what wins in the future, that is how people are largely positioned. We have chosen not to abandon our usual risk management approach. Perhaps the most specific aspect of the current risk environment is the FAANG-type stocks, whose prices continue to be based on what we view as unattainable future revenue and profit expectations. We prefer to focus on stocks with more sensible future expectations.

THE ECONOMY AND INVESTMENT MARKETS

Since the Global Financial Crisis ten years ago, the Fed has managed to shift risks from the Wall Street financial institutions to the other 99% of Americans, but none of the underlying problems of massive debt and too-big-to-fail banks have been resolved. Rather than Adam Smith’s (author of The Wealth of Nations) “invisible hand” of millions of people making economic decisions that they deem best for themselves based on information relevant to their particular circumstances, the actions of the Fed and other central banks, through their Zero Interest Rate Policy (“ZIRP”) and Quantitative Easing (“QE”) policies, have been setting prices around the world for stocks, bonds, and money (interest rates). It would be preferable if the daily decisions of millions of human actions determined such prices. But we have to deal with, and adjust to, the prices as impacted by central bank actions. The Fed may be well-meaning, but it is not all-knowing or all-powerful.

Central banks around the world have purchased trillions of dollars of sovereign debt, keeping interest rates low, and allowing governments to issue more and more debt as the cost of borrowing steadily declined. Some central banks even purchased corporate stocks and bonds. How might these novel central bank actions affect the economy and financial markets? Will the Fed’s actions of bailing out poorly run financial institutions, suppressing interests rates and purchasing financial assets cause a deflationary decline in the value of the mountains of debt added, or will the massive increase in the money supply chasing a more limited supply of goods and services result in serious inflation?

The Fed may be starting to worry about these issues. Back in the 1970s, massive inflation was only resolved when interest rates moved above 15%. Today, we are seeing a yield curve that struggles to maintain a positive slope. Either road can create economic stress and often recession. Recession typically brings lower rates. We don’t know what path the Fed and the economy will take, but it is clear that any path can have negative market impacts. There are risks, and it is our job to manage them. All forms of government economic stimulus have created market risks. Too much money chasing too few stocks causes prices to rise to a point where the prices are not very attractive.

We don’t know what future investor confidence levels will be. But we do know that investor confidence levels change and are not permanent. Since the last market peak in 2007, annual S&P 500 earnings growth has averaged less than 3% annually, and much of that has come as the result of profit margin expansion. Revenue growth has averaged less than 2% annually. Dividends are now below 2% annually. Despite all the weak growth numbers, most investors only see the fact that the index has been growing at double digits annually. Is it reasonable to expect that disconnect will continue for the next decade?

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

We do not believe that the old rules of stock valuation no longer matter. We do not believe that stock prices will always go up if you hold them for long enough. We do not believe that all current debt can be refinanced. We do not believe that central bank money printing creates value. And, we do not believe that central banks can support financial markets indefinitely. Do you want to trust your future financial wellbeing to the Fed and other central banks?

The value of a stock is independent of its price; its value is intrinsic to its enterprise. But today it is evident that many people disagree with that view. Rather, they believe that price does represent a stock’s value. They think the price of Netflix will keep going up, and no one should care why. Investors have confidence in a quantitative investment factor — say six months price momentum — regardless of whether it makes sense. This view of investing is dominating institutional asset flows in the form of passive index investing. Passive investing can build wealth; it’s just not some magic answer. It has a tendency to overinvest in what is popular, and thus generate runs of good and bad performance with lots of volatility. With this approach, what comes at supposedly low cost also comes at great expense in the long run, because investors have purchased an illusion of value. How do corporate managements view these two paths to building wealth? Insider selling is now at the fastest pace in the last decade.

We believe that stock market risk can be managed, and that durable wealth can be built with constant attention to risk management. We believe that the time of peak GDP growth is coming. Perhaps in 2018; probably in 2019. In the meantime, we will continue to build durable wealth, but will not chase the happy momentum stocks over a cliff. Events rarely turn out as expected. Early in the year investor flows poured out of safe assets and into tech. Economic data generally continued to be strong, but we did begin to see some cracks. We have seen narrowing leadership, increased divergence among individual stock movements, and weakness in corporate bonds. Perhaps that is why the market tide started to turn (not dramatically), getting better for our safe, generally defensive and high quality stock stance. At this point it looks highly likely that forward economic results will be solidly in favor of our portfolio positioning. On the one hand, 2018 is over 90% done. But on the other hand, quite a lot can happen in a short period in either a market rotation or a downturn. While we don't expect this time to be so dramatic, we always like to point out the example of 2000. From March 10, 2000 to March 31, we went from tech, media, and telecom massively outperforming to underperforming. Those ugly value stocks looked a lot better on March 31 than they did March 10. Again, we'd bet we never see a rotation that violent again in our lifetime, but we wouldn't be surprised to see an echo of that over the next year or so. Further, we expect our basic current portfolio positioning could serve us well for years to come.

PERFORMANCE

The Symons Value Institutional Fund (the “Fund”) is an actively managed fund and may not correspond to or track its relative benchmark over the short-term. Our goal, as it has always been, is to generate positive long-term returns that outperform the Fund’s benchmark over full market cycles.

For the fiscal year ended November 30, 2018, the Fund’s return was 2.35% and the return of its benchmark, the S&P 500 Index, was 6.27%. This underperformance was primarily due to the defensive positioning of the Fund’s portfolio, which at times held a substantial cash position, was overweight in defensive sectors with less downside risk, and was underweight in cyclical sectors with greater downside risk.

Our consistent investment stance as risk managers is to protect against downside risks, to seek good risk/return opportunities, and thereby to build durable wealth. During the fiscal year, we have had limited exposure to the technology, financial and other cyclical sectors. We have an overweighting of consumer staples, REITs and utilities stocks. As discussed above, while hopes for economic growth are high, actual economic growth remains modest. Consumer staples, REITs and utilities stocks are not popular at the moment, but often that is where the attractive risk/reward valuations are, along with limited downside risk. We continue to be comfortable holding such high quality stocks with sustainable revenue streams.

Buying stocks for the long-term requires discipline and patience, particularly in markets with valuations that suggest higher than average downside risk. There is no such thing as “can’t lose” in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company’s stock price can be baffling. When we purchase a stock, it is not uncommon in the short term to see some level of price decline. Subsequently it is not uncommon for those same holdings to appreciate as initially expected. The result is that we often must demonstrate patience if the market for a stock does not immediately go our way. As we want every shareholder to understand, we are paid to manage risk.

CONCLUSION

At this point in 2018, the US is the only developed country in the world that has generated a positive year-to-date stock market return. Europe, China, Japan, Canada, Mexico and all the rest are in negative territory.

It is fair to say that we have more economic and market uncertainties than usual. With our constant goal of building durable wealth through continuous risk management, we prefer to turn away from seeking full participation in hoped-for gains, and turn towards seeking risk/reward opportunities that allow us to build durable gains while limiting downside risk should a decline happen. While investors would like to have it both ways, that wish is unrealistic. Market conditions make this a time for caution. It is important to pay attention to risk indicators and to have a plan.

There are clouds on the horizon. While virtually the entire wall of money created by the central banks is still there, we do not see any sustainable upside to the current stock market. While corporations have benefited materially from federal tax reform, that is a one-time boost. All the other concerns noted above remain with us.

When might the current optimistic investor psychology end? When investors stop believing that economic growth can be created simply by creating more money and more debt. While other investors still believe, we doubt, and so we are ready for the eventuality of change. We are prepared for uncertainty, change, and some hard truths about sensible investing and the importance of risk management in building durable wealth.

Yours sincerely,

Ed Symons, JD	Colin Symons, CFA
Chairman & Founder	Chief Investment Officer

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (for the periods ended November 30, 2018)
	1 Year	5 Year	10 Year
Symons Value Institutional Fund	2.35%	5.23%	9.15%
S&P 500 Index**	6.27%	11.12%	14.32%
S&P 500 Value Index **	2.26%	8.70%	12.43%

Total annual operating expenses, as disclosed in the Symons Value Institutional Fund (the “Fund”) prospectus dated March 30, 2018, were 1.32% of average daily assets (1.23% after fee waivers by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Board of Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.21% of the Fund’s average daily net assets through March 31, 2022. Additional information pertaining to the Fund’s expense ratios as of November 30, 2018 can be found in the financial highlights. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance

INVESTMENT RESULTS – (Unaudited) (continued)

quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

**

The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Value Index measures the performance of the large-capitalization value sector in the U.S. equity market and is a subset of the S&P 500 Index. It consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-877-679-6667.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on November 30, 2008 and held through November 30, 2018. The S&P 500® Index and S&P 500® Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in each index plus the reinvestment of dividends and are not annualized. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

November 30, 2018

COMMON STOCKS — 89.92%	Shares	Fair Value
Beverages — 8.18%
Coca-Cola Company (The)	27,173	$1,369,519
Molson Coors Brewing Company, Class B	16,809	1,105,528
		2,475,047
Construction & Engineering — 2.51%
Fluor Corporation	18,572	760,152

Electric Utilities — 15.44%
ALLETE, Inc.	8,175	665,282
Alliant Energy Corporation	20,361	924,186
Duke Energy Corporation	15,882	1,406,668
PG&E Corporation(a)	14,229	375,361
PPL Corporation	42,636	1,304,235
		4,675,732
Entertainment — 2.29%
Viacom, Inc., Class B	22,483	693,826

Equity Real Estate Investment Trusts (REITs) — 13.89%
GEO Group, Inc. (The)	36,037	837,500
Host Hotels & Resorts, Inc.	32,186	611,534
Iron Mountain, Inc.	18,190	617,914
OUTFRONT Media, Inc.	31,380	652,076
Park Hotels & Resorts, Inc.	19,913	613,719
Public Storage	4,073	868,608
		4,201,351
Food Products — 11.02%
Conagra Brands, Inc.	26,368	852,741
Hershey Company (The)	12,306	1,332,741
Kraft Heinz Company (The)	10,767	550,409
Tyson Foods, Inc., Class A	10,174	599,757
		3,335,648
Household Durables — 4.65%
Newell Brands, Inc.	60,133	1,407,112

Household Products — 5.70%
Clorox Company (The)	7,514	1,244,469
Colgate-Palmolive Company	7,566	480,592
		1,725,061

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2018

COMMON STOCKS — 89.92% — (continued)	Shares	Fair Value
Independent Power and Renewable Electricity Producers — 3.92%
AES Corporation	76,485	$1,184,753

IT Services — 2.60%
Alliance Data Systems Corporation	3,932	787,816

Multi-Utilities — 5.94%
Consolidated Edison, Inc.	7,757	623,275
Dominion Energy, Inc.	15,741	1,172,704
		1,795,979
Personal Products — 2.28%
Coty, Inc., Class A	82,610	688,967

Pharmaceuticals — 2.07%
Bristol-Myers Squibb Company	11,725	626,819

Specialty Retail — 3.02%
Tractor Supply Company	9,601	913,343

Water Utilities — 4.37%
American Water Works Company, Inc.	7,486	714,239
Aqua America, Inc.	17,730	607,962
		1,322,201
Wireless Telecommunication Services — 2.04%
Rogers Communications, Inc., Class B	11,544	615,872

Total Common Stocks (Cost $26,136,746)		27,209,679

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2018

MONEY MARKET FUNDS — 9.95%	Shares	Fair Value
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio, Institutional Class, 2.10%(b)	3,009,292	$3,009,292
Total Money Market Funds (Cost $3,009,292)		3,009,292
Total Investments — 99.87% (Cost $29,146,038)		30,218,971
Other Assets in Excess of Liabilities — 0.13%		38,215
NET ASSETS — 100.00%		$30,257,186

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2018.

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES

November 30, 2018

Assets
Investments in securities at fair value (cost $29,146,038)	$30,218,971
Receivable for fund shares sold	582
Dividends receivable	108,399
Prepaid expenses	14,031
Total Assets	30,341,983
Liabilities
Payable for fund shares redeemed	37,009
Payable to Adviser	18,336
Payable to Administrator	6,371
Other accrued expenses	23,081
Total Liabilities	84,797
Net Assets	$30,257,186
Net Assets consist of:
Paid-in capital	$25,121,541
Accumulated earnings	5,135,645
Net Assets	$30,257,186
Shares outstanding (unlimited number of shares authorized, no par value)	2,918,639
Net asset value ("NAV"), offering and redemption price per share(a)	$10.37

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
STATEMENT OF OPERATIONS

For the year ended November 30, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $11,886)	$1,322,554
Total investment income	1,322,554
Expenses
Adviser	483,208
Administration	39,923
Fund accounting	28,086
Registration	22,501
Legal	19,220
Audit and tax	17,700
Transfer agent	15,000
Report printing	13,572
Trustee	12,000
Chief Compliance Officer	8,500
Custodian	5,647
Insurance	5,018
Pricing	835
Miscellaneous	16,673
Total expenses	687,883
Fees waived by Adviser	(104,277)
Net operating expenses	583,606
Net investment income	738,948

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	3,958,759
Net realized gain on foreign currency translations	230
Net change in unrealized appreciation/depreciation of investment securities	(4,294,197)
Net realized and change in unrealized loss on investments	(335,208)
Net increase in net assets resulting from operations	$403,740

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$738,948	$1,236,008
Net realized gain on investment securities and foreign currency translations	3,958,989	8,424,635
Net change in unrealized appreciation/depreciation of investment securities	(4,294,197)	(378,114)
Net increase in net assets resulting from operations	403,740	9,282,529
Distributions to Shareholders
From Earnings	(9,285,830)	(3,035,014)
Total distributions	(9,285,830)	(3,035,014)
Capital Transactions
Proceeds from shares sold	3,361,375	5,095,270
Proceeds from redemption fees(b)	408	4,873
Reinvestment of distributions	8,367,314	2,743,003
Amount paid for shares redeemed	(45,574,213)	(31,211,306)
Net decrease in net assets resulting from capital transactions	(33,845,116)	(23,368,160)
Total Decrease in Net Assets	(42,727,206)	(17,120,645)
Net Assets
Beginning of year	72,984,392	90,105,037
End of year	$30,257,186	$72,984,392
Share Transactions
Shares sold	329,169	450,699
Shares issued in reinvestment of distributions	803,503	248,908
Shares redeemed	(4,453,150)	(2,779,050)
Net decrease in shares outstanding	(3,320,478)	(2,079,443)

(a)

For the year ended November 30, 2017, distributions from earnings consisted of $1,233,844 from net investment income and $1,801,170 from net realized gains. As of November 30, 2017, accumulated net investment income was $222,523.

(b)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Fiscal Year Ended November 30,
	2018	2017	2016	2015	2014
Selected Per Share Data:
Net asset value, beginning of year	$11.70	$10.83	$11.07	$12.91	$11.82
Investment operations:
Net investment income	0.18	0.18	0.14	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.08 (a)	1.09	0.19	(0.29)	1.06
Total from investment operations	0.26	1.27	0.33	(0.11)	1.24
Less distributions to shareholders:
From net investment income	(0.18)	(0.17)	(0.14)	(0.20)	(0.15)
From net realized gain	(1.41)	(0.23)	(0.43)	(1.53)	—
Total distributions	(1.59)	(0.40)	(0.57)	(1.73)	(0.15)
Paid in capital from redemption fees (b)	—	—	—	—	—
Net asset value, end of year	$10.37	$11.70	$10.83	$11.07	$12.91
Total Return (c)	2.35%	11.93%	3.05%	(1.11)%	10.55%
Ratios and Supplemental Data:
Net assets, end of year (000)	$30,257	$72,984	$90,105	$78,958	$95,107
Ratio of net expenses to average net assets	1.21%	1.21%	1.21%	1.21%	1.21%
Ratio of expenses to average net assets before waiver by Adviser	1.43%	1.30%	1.30%	1.34%	1.34%
Ratio of net investment income to average net assets	1.53%	1.49%	1.30%	1.61%	1.48%
Portfolio turnover rate	76%	89%	83%	65%	58%

(a)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2018

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Symons Capital Management, Inc. (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations, when required. During the fiscal year ended November 30, 2018, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains,

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, its net realized long term capital gains and its net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value per share (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks*	$27,209,679	$—	$—	$27,209,679
Money Market Funds	3,009,292	—	—	3,009,292
Total	$30,218,971	$—	$—	$30,218,971

*	Refer to the Schedule of Investments for industry classifications.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly. The Adviser is paid at an annual rate of 1.00% of the average daily net assets of the Fund.

The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Board of Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.21% of the Fund’s average daily net assets through March 31, 2022. For the fiscal year ended November 30, 2018, the Adviser earned a fee of $483,208 from the Fund. For the fiscal year ended November 30, 2018, the Adviser waived fees of $104,277. At November 30, 2018, the Fund owed the Adviser $18,336 for advisory services, net to the waiver description below.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of November 30, 2018, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $259,737 from the Fund no later than November 30, 2021.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

Ultimus Fund Solutions, LLC (the “Administrator”), provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended November 30, 2018, the Administrator earned fees of $39,923 for administration services, $15,000 for transfer agent services, and $28,086 for fund accounting services. At November 30, 2018, the Fund owed the Administrator $6,371 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $1,850 per fund from the Trust, except that the Independent Chairman of the Board and the Chairman of the Audit & Governance and Pricing, and the Valuation & Liquidity Committees each receives annual compensation of $2,300 per fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2018, purchases and sales of investment securities, other than short-term investments, were $35,186,673 and $72,960,367, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2018.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2018, the unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Gross unrealized appreciation	$2,450,365
Gross unrealized depreciation	(1,386,233)
Net unrealized appreciation	$1,064,132

At November 30, 2018, the aggregate cost of securities for federal income tax purposes was $29,154,839.

The tax character of distributions paid during the fiscal year ended November 30, 2018 and 2017 was as follows:

	2018	2017
Distributions paid from:
Ordinary Income*	$2,365,879	$1,233,844
Long-term Capital Gain	6,919,951	1,801,170
	$9,285,830	$3,035,014

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,636,805
Undistributed long-term capital gain	1,434,708
Unrealized appreciation	1,064,132
$5,135,645

As of November 30, 2018, the Fund did not have any unused capital loss carryforwards available for federal tax purposes.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2018

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund entered into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, ”Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2018, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

On December 21, 2018, the Fund paid an income distribution of $0.054819 per share, a short-term capital gain distribution of $0.865412 per share, and a long-term capital gain distribution of $0.490750 per share to shareholders of record on December 20, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Symons Value Institutional Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Symons Value Institutional Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM – (continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 28, 2019

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2018 to November 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transaction costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Symons Value Institutional Fund	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,052.30	$6.23	1.21%
Hypothetical **	$1,000.00	$1,019.00	$6.13	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended November 30, 2018, the Fund designates 55.31% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended November 30, 2018, the Fund designates 48.40% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

For the year ended November 30, 2018, the Fund designated $6,919,951 as long-term capital gain distributions.

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing, Valuation & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Chairman of the Audit & Governance Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

	Symons Value Institutional Fund:	FY 2018	$13,500
		FY 2017	$13,000
	Auer Growth Fund:	FY 2018	$13,500
		FY 2017	$13,000

(b)	Audit-Related Fees
Registrant
	Symons Value Institutional Fund:	FY 2018	$0
		FY 2017	$0
	Auer Growth Fund:	FY 2018	$0
		FY 2017	$0

(c)	Tax Fees
Registrant
	Symons Value Institutional Fund:	FY 2018	$3,000
		FY 2017	$3,000
	Auer Growth Fund:	FY 2018	$4,000
		FY 2017	$4,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant
	Symons Value Institutional Fund:	FY 2018	$0
		FY 2017	$0
	Auer Growth Fund:	FY 2018	$0
		FY 2017	$0

Nature of the fees:	Not applicable

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$0	$0
FY 2017	$0	$0

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	1/24/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	1/24/2019

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	1/24/2019